SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[x] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
    240.14a-12

                           USAA Tax Exempt Fund, Inc.
                (Name of Registrant as Specified In Its Charter)
        _________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:
    ___________________________________________________________________________

2)  Aggregate number of securities to which transaction applies:
    ___________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    ___________________________________________________________________________

4)  Proposed maximum aggregate value of transaction:
    ___________________________________________________________________________

5)  Total fees paid:
    ___________________________________________________________________________

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:
    ___________________________________________________________________________

2)  Form, Schedule or Registration Statement No.:
    ___________________________________________________________________________

3)  Filing Party:
    ___________________________________________________________________________

4)  Date Filed:
    ___________________________________________________________________________

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Hi, my name is __________ I'm calling from ADP, on behalf  of USAA  Investments.
May I please speak with ______________? (If shares are registered jointly, ask to speak with one of the shareholders. If shares are registered in the form of an entity, ask to speak with someone authorized to vote the shares.)

WHEN CORRECT SHAREHOLDER COMES ON THE LINE:
         Hi Mr./Ms.________, my name is __________and I am calling from ADP because you are a shareholder of USAA Funds. Recently you were mailed proxy materials for the upcoming special meeting of Shareholders scheduled for July 19, 2006 at 2:00PM. Have you received this material?

IF THE SHAREHOLDER ANSWERS:
         Hi Mr./Ms. ________, I am calling from ADP because you are a shareholder of USAA Funds. Recently you were mailed proxy material for the upcoming special meeting of Shareholders scheduled for July 19, 2006.

HAVE YOU RECEIVED THIS MATERIAL?

          IF NOT RECEIVED: I can resend the voting material to you. You should receive it within 3 to 5 business days. Once received and reviewed there are several options for you to place your vote. You may vote by mail by completing the card, signing and dating it and then mailing it back in the prepaid envelope, or you may use the automated phone system, the number is 1-800-690-6903, or you may vote online at WWW.PROXYVOTE.COM. You may also call us directly at 1-877-333-2365 or if you would like we can schedule a call back for a later date.

IF NO (REGARDING RE-MAILING):
         Mr./Ms. _____________________ may I please verify your mailing address so I may send you another copy of this material?

VERIFY ADDRESS AND MAKE ANY CHANGES.
         The new package will be mailed out in the next 24 hours and you should receive it within 3-5 business days.

         Mr./Ms. _________ would you like me to schedule a call back in a few days after you have had a chance to review the material? WE WILL GIVE YOU A CALL WITHIN A WEEK ONCE YOU HAVE HAD TIME TO REVIEW THE MATERIAL. THANK YOU FOR YOUR TIME AND HAVE A GREAT DAY/EVENING.

IF RECEIVED:
         Have you had a chance to review the material and are there any questions I can answer for you?

         If you have no further questions, would you like to take this opportunity to place your vote with me now over the phone?

                             FOR INTERNAL USE ONLY:
                    May be shared with USAA employees only:
                                                                               1
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IF SHARES WERE SOLD AFTER RECORD DATE
Since you were a shareholder on the date of record, which was, May 26, 2006, you are still entitled to cast your vote. If you would like, I can go over the proxy material with you now and assist you in placing your vote(s).

IF YES HOUSEHOLD:
         The process will only take a few moments.
         1.   I will introduce myself again and give the date and time.
         2. At that point, I will ask you to verify your full name and mailing address, city, state and zip code to confirm ownership of your account.

         May I take your vote(s) now?
         Thank you, for your protection this phone call will be recorded.

         My name is ______________________ from ADP on behalf of USAA Funds. Today's date is _________________ and the time is ____________ E.T.

         The Board of Trustees has unanimously approved the proposals as set forth in the material you received and recommends a favorable vote. Do you wish to support the Board's recommendation for each of your accounts?

IF YES CORPORATE:

THIS PROCESS WILL ONLY TAKE A FEW MOMENTS.
         1.   I will introduce myself again and give the date and time.
         2. Then I will ask you to verify your full name and your company's full mailing address, city, state, and zip code.
         3. Finally I will ask you to confirm that you are authorized to vote on this account.

MAY I TAKE YOUR VOTE(s) NOW?
         Thank you, for your protection this phone call will be recorded.

         My name is ___________ from ADP on behalf of USAA Funds.

         Today is ________________ and the time is _______________ E.T.


FOR THE RECORD, WOULD  YOU  PLEASE STATE  YOUR FULL  NAME  AND  COMPANY MAILING
ADDRESS?

ARE YOU AUTHORIZED TO VOTE THESE SHARES?

THE BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED THE PROPOSALS IN THE MATERIAL YOU RECEIVED AND RECOMMENDS A FAVORABLE VOTE. DO YOU WISH TO SUPPORT THE BOARD'S RECOMMENDATION FOR EACH OF YOUR ACCOUNTS?

                            FOR INTERNAL USE ONLY:
                    May be shared with USAA employees only:
                                                                           2
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FOR FAVORABLE VOTE:
         Mr./Ms.  _______________  I have recorded your vote(s) as follows,  for
         all  of  your  USAA  Funds   accounts   you  are  voting  the   Board's
         recommendation in favor of the proposals in the proxy materials you received, is that correct?

FOR NON-FAVORABLE VOTE:
         Mr./Ms. ________________ I have recorded your vote(s) as follows, for all of your USAA Funds accounts you are voting against the proposals in the proxy materials you received, is that correct?

FOR ABSTENTIONS:
         Mr./Ms. ________________ I have recorded your vote(s) as follows, for all of your USAA Funds accounts you are abstaining on the proposals in the proxy materials you received, is that correct?

RECORD ALL VOTES AS SHAREHOLDER REQUESTS AND CONFIRM BY READING BACK THEIR CHOICES.
         Within the next 72 hours we will mail you a written confirmation of your vote. If we have not recorded your information correctly or if you wish to change your vote, please call 1-877-333-2365 to let us know. Also, please be aware that your vote cannot be changed with us by phone after 9:00 PM, Tuesday July 18, 2006. Thank you very much for your participation and have a great day/evening.

IF NOT INTERESTED:
         Sorry for the inconvenience today. Please be aware that as a shareholder, your vote is important. Please fill out your proxy card at your earliest convenience, sign it, date it and mail it back in the prepaid envelope. If you would rather not do that, you can always vote over the phone with an automated system at 1-800-690-6903 or on the Internet at WWW.PROXYVOTE.COM. The only thing you will need is the control number on your proxy card, which is the shaded number on your proxy card. Thank you again for your time today, and have a wonderful day/evening.

IF YES:
         Thank you very much Sir/Madame, we will give you a call back at your convenience on ______________ at __________ o'clock your time. Should you have any further questions prior to our call back, please feel free to call ADP at __________. Thank you for your time and have a great day/evening.

IF NO:
         Sorry for the inconvenience today, but we would like to ensure you, that as a shareholder, your vote is important. Please vote your shares by filling out the proxy card, signing and dating it or if you would like to vote by phone, you may do so by calling us at 1-877-333-2365 or an automated system at 1-800-690-6903. You can also go on the Internet and vote there at www.proxyweb.com. Please understand that you have the opportunity to vote on these important proposals. Thank you for your time and participation today and have a good day/evening.

                          FOR INTERNAL USE ONLY:
                    May be shared with USAA employees only:
                                                                               3
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                           ANSWERING MACHINE MESSAGE:

         Hi, my name is _________________ I'm calling from ADP, on behalf of USAA Investments. As a USAA Fund Shareholder, you should have received material in the mail recently concerning the Special Meeting of Shareholders scheduled for July 19, 2006.

         Your vote is very important. You can provide your vote quickly and easily by touchtone phone, Internet or by mail. Your proxy card has all of the details or you may call us toll free at 877-333-2365 to answer any questions you may have and also to cast your vote directly over the phone.

         Thank you in advance for your time and have a great day/evening.


                           INBOUND - CLOSED RECORDING

         Thank you for calling the USAA Funds Shareholder meeting line. Our offices are now closed. Please call us back during our normal business hours - which are, Monday through Friday, 9:30AM - 9:00PM and Saturday 10:00AM - 6:00PM ET. Thank you and have a nice day.


                         INBOUND - CALL IN QUEUE MESSAGE

         Thank you for calling the USAA Funds Shareholder meeting line. All of our representatives are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

                                                                               4
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WARM TRANSFER

USAA TRANSFERS TO ADP
After confirming that  shareholder  wants to vote now by telephone:
     USAA Rep transfers S/H to ADP at 1877-333-2365.
              *USAA Rep introduces  himself/herself to ADP.
              *USAA Rep states the S/H name and address.
              *USAA Rep introduces ADP rep to S/H.

         Script Suggestion:
         HELLO, THIS IS _____FROM USAA. I HAVE___ ON THE LINE TO VOTE THEIR PROXY(IES). THE ADDRESS OF THE CUSTOMER IS _____, CITY AND STATE.

         HELLO,__ THANK YOU FOR HOLDING, I HAVE__ ON THE LINE WHO WILL TAKE YOUR VOTE.

ADP TRANSFERS TO USAA
If S/H has questions regarding his/her account and/or in-depth Proxy questions when ADP solicits vote, the ADP rep will transfer call.

Rep transfers S/H to USAA at  1-800-531-8448,  option 2
         *ADP Rep introduces himself/herself to USAA.
         *ADP Rep states the S/H name and address.
         *ADP Rep  introduces  USAA rep to S/H.
         *USAA rep verifies S/H identity with name, DOB or SSN.


         Script Suggestion:
         HELLO, THIS IS ____ FROM ADP. I HAVE ___ ON THE LINE. HE (SHE) HAS (DESCRIBE THE SITUATION). HERE IS THE SHAREHOLDER'S ACCOUNT NUMBER.

         HELLO, THANK YOU FOR WAITING. I HAVE ___ ON THE LINE WHO WILL FURTHER ASSIST YOU.

                          FOR INTERNAL USE ONLY:
                    May be shared with USAA employees only:
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